UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-6001

Oppenheimer Global Opportunities Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2015 Unaudited

	Shares	Value
Common Stocks—93.7%
Consumer Discretionary—20.3%
Automobiles—1.7%
Tesla Motors, Inc.[1]	250,000	$60,002,500

Diversified Consumer Services—0.4%
Sotheby’s	600,000	15,456,000

Hotels, Restaurants & Leisure—2.1%
Chipotle Mexican Grill, Inc., Cl. A1	70,000	33,589,500
InterContinental Hotels Group plc	1,000,000	38,803,638
		72,393,138

Household Durables—1.0%
iRobot Corp.[1]	1,000,000	35,400,000

Internet & Catalog Retail—3.7%
ASKUL Corp.	600,000	24,126,733
ASOS plc[1]	700,000	35,367,521
Rakuten, Inc.	2,000,000	23,048,374
Shutterfly, Inc.[1]	500,000	22,280,000
Yoox Net-A-Porter Group SpA[1]	300,000	11,191,194
Zalando SE1,2	300,000	11,851,206
		127,865,028

Leisure Products—0.1%
LeapFrog Enterprises, Inc., Cl. A1,3	3,500,000	2,485,000

Media—4.4%
CyberAgent, Inc.	800,000	33,043,335
DreamWorks Animation SKG, Inc., Cl. A1	1,400,000	36,078,000
Entertainment One Ltd.	4,000,000	9,857,545
Schibsted ASA, Cl. A	450,000	14,769,858
Stroeer SE	300,000	18,805,002
Technicolor SA	5,000,000	40,459,881
		153,013,621

Specialty Retail—3.7%
Jin Co. Ltd.	600,000	22,066,983
L’Occitane International SA	8,000,000	15,449,273
SuperGroup plc[1]	3,000,000	72,776,049

	Shares	Value
Specialty Retail (Continued)
Urban Outfitters, Inc.[1]	800,000	$18,200,000
		128,492,305

Textiles, Apparel & Luxury Goods—3.2%
Global Brands Group Holding Ltd.[1]	35,000,000	6,611,241
Iconix Brand Group, Inc.[1,3]	3,349,366	22,876,170
Mulberry Group plc	500,000	6,854,400
Pandora AS	600,000	75,710,557
		112,052,368

Consumer Staples—1.4%
Food & Staples Retailing—0.5%
Fresh Market, Inc. (The)[1]	800,000	18,736,000

Personal Products—0.9%
Ci:z Holdings Co. Ltd.	1,800,000	31,068,406

Financials—4.2%
Capital Markets—3.2%
Allied Minds plc[1]	2,000,000	11,780,875
IP Group plc[1]	20,785,545	62,688,057
Rothschild & Co.	1,500,000	38,282,386
		112,751,318

Diversified Financial Services—1.0%
IG Group Holdings plc	3,000,000	35,322,461

Health Care—33.3%
Biotechnology—11.6%
3-D Matrix Ltd.[1]	900,000	7,492,491
Abcam plc	1,000,000	9,797,988
Ablynx NV1	1,150,000	19,845,748
Anacor Pharmaceuticals, Inc.[1]	500,000	56,485,000
Arrowhead Research Corp.[1,3]	3,000,000	18,450,000
Cepheid[1]	1,400,000	51,142,000
Exact Sciences Corp.[1]	1,500,000	13,845,000
Genmab AS1	900,000	118,013,638
Halozyme Therapeutics, Inc.[1]	1,000,000	17,330,000

1 OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Biotechnology (Continued)
Innate Pharma SA1	1,000,000	$14,684,254
Rigel Pharmaceuticals, Inc.[1,3]	5,000,000	15,150,000
Seattle Genetics, Inc.[1]	1,400,000	62,832,000
		405,068,119

Health Care Equipment & Supplies—2.7%
Carl Zeiss Meditec AG	1,000,000	30,977,504
Consort Medical plc[3]	2,856,109	48,625,450
Ion Beam Applications	400,000	14,708,124
		94,311,078

Health Care Technology—1.2%
M3, Inc.	2,000,000	41,451,067

Life Sciences Tools & Services—2.6%
Bruker Corp.[1]	1,400,000	33,978,000
MorphoSys AG1	900,000	56,247,426
		90,225,426

Pharmaceuticals—15.2%
GW Pharmaceuticals plc, ADR[1]	100,000	6,944,000
H. Lundbeck AS1	2,000,000	68,003,081
Merck KGaA	200,000	19,426,514
Nektar Therapeutics[1,3]	26,000,000	438,100,000
		532,473,595

Industrials—9.2%
Aerospace & Defense—2.2%
Boeing Co. (The)	300,000	43,377,000
Hexcel Corp.	700,000	32,515,000
		75,892,000

Electrical Equipment—0.8%
Blue Solutions[1]	360,000	8,121,261
OSRAM Licht AG	500,000	21,038,839
		29,160,100

Machinery—4.9%
Albany International Corp., Cl. A	400,000	14,620,000
Arcam AB1,3	3,148,808	67,981,954
KUKA AG	400,000	35,984,612

	Shares	Value
Machinery (Continued)
SLM Solutions Group AG1,3	1,450,000	$29,881,459
Spirax-Sarco Engineering plc	464,285	22,365,993
		170,834,018

Professional Services—1.3%
Acacia Research Corp.	2,500,000	10,725,000
Bureau Veritas SA	450,000	8,955,177
Teleperformance	300,000	25,253,571
		44,933,748

Information Technology—20.5%
Communications Equipment—1.0%
Nokia OYJ	5,000,000	35,595,159

Electronic Equipment, Instruments, & Components—7.4%
Cognex Corp.	300,000	10,131,000
Coherent, Inc.[1]	900,000	58,599,000
Corning, Inc.	1,000,000	18,280,000
Fingerprint Cards AB, Cl. B1	2,500,000	172,476,021
		259,486,021

Internet Software & Services—3.5%
Alibaba Group Holding Ltd., Sponsored ADR[1]	181,000	14,709,870
Angie’s List, Inc.[1]	2,000,000	18,700,000
Criteo SA, Sponsored ADR[1]	500,000	19,800,000
Hortonworks, Inc.[1]	97,520	2,135,688
Pandora Media, Inc.[1]	1,000,000	13,410,000
Yahoo!, Inc.[1]	1,600,000	53,216,000
		121,971,558

IT Services—0.8%
VeriFone Systems, Inc.[1]	1,000,000	28,020,000

Semiconductors & Semiconductor Equipment— 4.2%
Advanced Micro Devices, Inc.[1]	32,000,000	91,840,000
Cree, Inc.[1]	500,000	13,335,000
Synaptics, Inc.[1]	500,000	40,170,000
		145,345,000

2 OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Software—3.1%
Gemalto NV	300,000	$17,925,899
PTC, Inc.[1]	1,200,000	41,556,000
Qlik Technologies, Inc.[1]	1,000,000	31,660,000
SDL plc	2,000,000	12,287,660
WANdisco plc[1,3]	4,000,000	5,154,953
		108,584,512

Technology Hardware, Storage & Peripherals— 0.5%
Xaar plc	3,000,000	18,575,698

Materials—4.8%
Chemicals—4.8%
Croda International plc	500,000	22,285,983
Novozymes AS, Cl. B	1,500,000	71,827,077
Symrise AG	500,000	33,168,227
Toray Industries, Inc.	3,000,000	27,841,491
Umicore SA	300,000	12,540,395
		167,663,173
Total Common Stocks (Cost $2,352,525,319)		3,274,628,417

	Principal Amount	Value
Foreign Government Obligation—0.4%
United Kingdom T reasury Bonds, 2%, 1/22/16 (Cost $15,548,023)	GBP10,000,000	$14,756,107

	Shares
Investment Company—6.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.30%[3,4] (Cost $215,670,614)	215,670,614	215,670,614
Total Investments, at Value (Cost $2,583,743,956)	100.3%	3,505,055,138
Net Other Assets (Liabilities)	(0.3)	(11,538,924)
Net Assets	100.0%	$3,493,516,214

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $11,851,206 or 0.34% of the Fund’s net assets at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares			Shares
	September 30,	Gross	Gross	December 31,
	2015	Additions	Reductions	2015
Arcam AB	3,148,808	—	—	3,148,808
Arrowhead Research Corp.	3,000,000	—	—	3,000,000
Consort Medical plc	2,856,109	—	—	2,856,109
Iconix Brand Group, Inc.	—	3,349,366	—	3,349,366
LeapFrog Enterprises, Inc., Cl. A	3,500,000	—	—	3,500,000
Nektar Therapeutics	26,400,000	—	400,000	26,000,000
Oppenheimer Institutional Money Market Fund, Cl. E	71,266,170	248,129,413	103,724,969	215,670,614
Rigel Pharmaceuticals, Inc.	5,000,000	—	—	5,000,000
SLM Solutions Group AG	1,450,000	—	—	1,450,000
WANdisco plc	4,000,000	—	—	4,000,000

3 OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Loss
Arcam AB	$67,981,954	$—	$—
Arrowhead Research Corp.	18,450,000	—	—
Consort Medical plc	48,625,450	—	—
Iconix Brand Group, Inc.	22,876,170	—	—
LeapFrog Enterprises, Inc., Cl. A	2,485,000	—	—
Nektar Therapeutics	438,100,000	—	6,349,131
Oppenheimer Institutional Money Market Fund, Cl. E	215,670,614	64,086	—
Rigel Pharmaceuticals, Inc.	15,150,000	—	—
SLM Solutions Group AG	29,881,459	—	—
WANdisco plc	5,154,953	—	—

Total	$864,375,600	$64,086	$6,349,131

4. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,710,375,471	48.8%
United Kingdom	434,244,380	12.4
Denmark	333,554,353	9.5
Germany	257,380,787	7.4
Sweden	240,457,975	6.9
Japan	210,138,880	6.0
France	155,556,531	4.4
Belgium	47,094,268	1.4
Finland	35,595,159	1.0
Netherlands	17,925,899	0.5
Luxembourg	15,449,273	0.4
Norway	14,769,858	0.4
China	14,709,870	0.4
Italy	11,191,194	0.3
Hong Kong	6,611,240	0.2

Total	$3,505,055,138	100.0%

Forward Currency Exchange Contracts as of December 31, 2015

		Currency
	Settlement	Purchased		Currency Sold		Unrealized	Unrealized
Counterparty	Month(s)	(000’s)		(000’s)		Appreciation	Depreciation
BOA	04/2016 - 07/2016	USD	80,714	DKK	552,680	$732,690	$848,398
BOA	07/2016	USD	100,896	SEK	834,100	1,507,123	—
DEU	04/2016 - 07/2016	USD	151,085	EUR	139,185	1,118,017	1,828,691
DEU	04/2016	USD	99,741	GBP	67,630	20,480	—

Total Unrealized Appreciation and Depreciation						$3,378,310	$2,677,089

Glossary:

Counterparty Abbreviations

BOA	Bank of America NA
DEU	Deutsche Bank AG

4 OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies

DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
SEK	Swedish Krona

5 OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS December 31, 2015 Unaudited

1. Organization

Oppenheimer Global Opportunities Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

6 OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

7 OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

8 OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$246,367,170	$460,792,790	$—	$707,159,960
Consumer Staples	18,736,000	31,068,406	—	49,804,406
Financials	—	148,073,779	—	148,073,779
Health Care	714,256,000	449,273,285	—	1,163,529,285
Industrials	101,237,000	219,582,866	—	320,819,866
Information Technology	455,562,558	262,015,390	—	717,577,948
Materials	—	167,663,173	—	167,663,173
Foreign Government Obligation	—	14,756,107	—	14,756,107
Investment Company	215,670,614	—	—	215,670,614
Total Investments, at Value	1,751,829,342	1,753,225,796	—	3,505,055,138
Other Financial Instruments:
Forward currency exchange contracts	—	3,378,310	—	3,378,310
Total Assets	$1,751,829,342	$1,756,604,106	$—	$3,508,433,448

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(2,677,089)	$—	$(2,677,089)
Total Liabilities	$—	$(2,677,089)	$—	$(2,677,089)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

9 OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

10 OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

11 OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

12 OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivative Instruments (Continued)

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

    Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

    The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

    The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

    During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $160,389,807 and $1,125,579,473, respectively.

    Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or

13 OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivative Instruments (Continued)

securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

14 OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivative Instruments (Continued)

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.     For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$2,613,946,766
Federal tax cost of other investments	648

Total federal tax cost	$2,613,947,414

Gross unrealized appreciation	$1,299,151,629
Gross unrealized depreciation	(408,043,252)

Net unrealized appreciation	$891,108,377

15 OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Opportunities Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/17/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/17/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	2/17/2016